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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 30, 2003

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  333-81236                    56-2088493
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

   6525 Morrison Blvd.,
   Suite 318
   Charlotte, North Carolina                                       28211
   -------------------------                                       -----
(ADDRESS OF PRINCIPAL                                            (ZIP CODE)
  EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.








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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of May 1, 2003 among ACE Securities Corp., as Depositor, Litton Loan Servicing LP, as Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, and JPMorgan Chase Bank, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2003

                                              ACE SECURITIES CORP.


                                              By: /s/ Douglas K. Johnson
                                                 -------------------------------
                                              Name:   Douglas K. Johnson
                                              Title:  President


                                              By: /s/ Evelyn Echevarria
                                                 -------------------------------
                                              Name:   Evelyn Echevarria
                                              Title:  Vice President

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement

                                    EXHIBIT 1